May 23, 2012 May 23, 2012 2012 Analyst Day 2012 Analyst Day Exhibit 99.1

Analyst Day 2012  |  2
Safe Harbor
Safe Harbor
Certain information contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Statements that include such words as “anticipate,” “believe,”
“estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’
future operating results, other acquisition and investment opportunities available to
Entegris, general business and market conditions and other factors.  Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange
Commission, including discussions appearing under the headings “Risks Relating to our
Business and Industry,” “Risks Related to our Borrowings,” “Manufacturing Risks,”
“International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual
Report on Form 10–K for the fiscal year ended December 31, 2011, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission.  Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Analyst Day 2012  |  3
Agenda
Agenda
The Path to $1B Gideon Argov
President and CEO
What Node Transitions Mean for Entegris Bertrand Loy
Executive Vice President and COO
Delivering Higher Value at Advanced Nodes Todd Edlund
Vice President and General Manager,
CCS Division
Why We Are Winning in the Market Greg Morris
Vice President and General Manager,
Global Field Operations
What This Means for Investors Greg Graves
Executive Vice President and CFO
Q&A
All

Gideon Argov President and CEO Gideon Argov President and CEO The Path to $1B The Path to $1B

Analyst Day 2012  |  5
2011: Another Record Year
2011: Another Record Year
We achieved record sales,
earnings and cash flow in 2011
We out-performed our markets
Strong contribution from
new products
New emerging markets did
well, despite challenging
environment
We delivered on our
operating model

Analyst Day 2012  |  6
Proven Strategies in Place to
Achieve Superior Growth and Profitability
Proven Strategies in Place to
Achieve Superior Growth and Profitability
Growth Strategies
Concentrating on the highest growth
fab processes
Increasing collaboration with technology
leaders and largest customers
Creating and leveraging technology
hubs close to critical customers around
the world
Focusing on markets with high growth
potential (LED, PV, etc.)
Targeting our market approach to
early technology adopters
Adapting our core technologies
to new markets
Core Market
Semiconductor
1. Macro Industry
Growth
2. Semi Market
Initiatives
Diversification
3. Adjacent Market
Expansion

Analyst Day 2012  |  7
Our Strategy is Working: We’re Growing Faster than Our Markets
Our Strategy is Working: We’re Growing Faster than Our Markets
Source: Gartner, March 2012; Entegris
Entegris vs. Industry
(CAGR)
3-yr. CAGR = 14%
3-yr. CAGR = 4%
(65% MSI + 35% WFE)
*In millions of square inches of silicon
Semiconductor Unit Production (MSI*)
$36
$24
$13
$32
$36
2007 2008 2009 2010 2011
Industry Wafer Fab Equipment ($B)
8,900
8,400
7,000
9,700
9,400
2007 2008 2009 2010 2011
10.5%
9.0%
7.5%
2.0%
2008- 2011 2010-2011
Entegris Industry blend

Analyst Day 2012  |  8
Growing middle class will continue to purchase electronics
Why the Industry Will Continue to Grow
Why the Industry Will Continue to Grow
Source: Organization for Economic Cooperation and Development (OECD), 2010
Billions of 2005 PPP$
100% 100%
26%
38%
7%
23%
4%
1% 1%
17%
29%
7%
42%
4%
12-yr. CAGR = 4.2%
21,278
35,000
2009 2020 (E)
Global Middle Class Spending
2009 2020 (E)
Global Middle Class Spending Composition
North America
Europe
South America
Asia Pacific
MENA
Sub Saharan Africa

Analyst Day 2012  |  9
Why the Industry Will Continue to Grow
Why the Industry Will Continue to Grow
Semiconductor market drivers remain strong
Source: Gartner, December 2011 and March 2012
Annual Unit Growth 2011 to 2015
79%
71%
33%
16%
6%
Smartphones Tablets IPTV Set-Tops Mobile PCs Automotive

Analyst Day 2012  |  10
Why the Industry Will Continue to Grow
Why the Industry Will Continue to Grow
MSI = millions of square inches of silicon
Source: Gartner, March 2012
Industry outperforms worldwide GDP
Estimated
5-yr. CAGR = 5.1%
5-yr. CAGR = 3.3%
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Worldwide Silicon Demand in MSI and Global GDP
MSI GDP

Analyst Day 2012  |  11
Why the Industry Will Continue to Grow
Why the Industry Will Continue to Grow
Source: Gartner, March 2012
Year-End Capacity by Linewidth (MSI/Quarter)
Worldwide capacity increases through advanced technologies;
maintains strong base at legacy nodes
WW capacity has only
contracted twice
0
500
1,000
1,500
2,000
2,500
3,000
3,500
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
MSI
15 nm
22 nm
32 nm
45 nm
65 nm
90 nm
130 nm
0.18 Micron
0.25 Micron
0.35 Micron
0.5 Micron

Analyst Day 2012  |  12
Revenue Drivers
The Path to $1 Billion
The Path to $1 Billion
1 Industry growth less ASP erosion. Based on $35B annual WFE Spend and 12.6B MSI market size in 2014
2 Semi Market initiatives in Wet Etch and Clean, Lithography, CMP and 450 mm
3 Incremental growth from market share gains in Solar, Life Sciences, LED, LiB, Aerospace, Alt Energy,
Consumer Electronics and Optics
Macro Industry Growth
Semi Market Initiatives
Non-Semi Market Expansion
1 2 3
$749
$90
$80
$80
~$1B
2011 Revenue Macro
Industry
Growth
Semi
Market
Initiatives
Non-Semi
Market
Expansion
2014E

Analyst Day 2012  |  13
When Will We Reach $1 Billion?
When Will We Reach $1 Billion?
Need strong industry environment
Unit production of 12.6 billion in MSI (5-yr. CAGR = 5.1%)
$35 billion in capital investment
Continued strong execution
New differentiated product solutions
Expanding customer relationships
Growing adjacent markets and acceptance of new solutions
We believe we can achieve a $1 Billion run rate in 2014 organically

Analyst Day 2012  |  14
What Makes Entegris Unique
What Makes Entegris Unique
Importance of what we do in the industry
Increasing need for contamination control in advanced manufacturing
Entegris is uniquely positioned in the industry
Fully engaged with the industry market and technology leaders on key technologies including EUV, 3D and 450 mm
Predominantly recurring, unit-driven business with a long tail of legacy products
Ability to apply breadth of technology to adjacent areas
Investing to extend our market and technology leadership
and to increase future cash flows

Bertrand Loy Executive Vice President and COO Bertrand Loy Executive Vice President and COO What Node Transitions Mean for Entegris What Node Transitions Mean for Entegris

Analyst Day 2012  |  16
Key Points
Key Points
We are gaining share due to increased customer focus
We are expanding the breadth and depth of our technology
Our “seat at the table” is becoming bigger as our customers
expect us to do more
Increasing costs of next generations of technology are creating
Darwinian pressure on the entire industry, particularly the
supply chain
We are confident about our long-term opportunities in Semi
and in our adjacent markets

Analyst Day 2012  |  17
Breadth and Depth of Technology
Breadth and Depth of Technology
Microenvironments
$182 M Wafer and
Reticle
Handling
Specialty Materials
$83 M Ion Implant,
Dry Etch
Contamination
Control Solutions
$484 M Lithography,
WEC, CMP,
Deposition
2011
Sales
Process
Application
Product
Platforms
Graphite Components,
Proprietary Coatings,
E-Chucks
FOUPs,
Wafer Shippers,
Wafer Carriers,
Reticle Pods
Valves, Fittings, Sensors,
Dispense/Pumps
Gas Purifiers,
Purification Systems
Liquid Filters, Gas Filters
Wafer/Reticle Handling
Advanced Materials
Technology
Filtration
Purification
Fluid Handling

Analyst Day 2012  |  18
Contamination Control Solutions
Contamination Control Solutions
Focused on three rapidly growing
process areas
Wet etch and clean
Lithography
Chemical mechanical planarization
$1.2B served available market
Largest, rapidly growing, most
profitable division
Liquid Filtration
Dispense/Pumps
Gas Purification
Fluid Handling
Sensing and Control Containers
Products
Financial Highlights
28%
29%
12%
$241
$436
$484
Revenue (in $M)
Operating Margin (%)
FY2009 FY2010 FY2011

Analyst Day 2012  |  19
Reticle Pods
Carriers and shippers for handling
wafers, reticles and other critical
substrates
Investing in advanced process
carriers
$400M served available market
Solid cash generator
Microenvironments
Microenvironments
450 mm HVM MAC
Products
300 mm+ Wafer
Shipping
300 mm+ Wafer
Handling
Financial Highlights
$111
$182
$182
FY2009 FY2010 FY2011
Revenue (in $M)
Operating Margin (%)
21%
16%
2%

Focused on high-temperature
applications in semiconductor
and adjacent markets
$300M served available market
Newest division with diversified
opportunities for growth
Specialty Materials
Specialty Materials
Premium Graphite and Silicon Carbide
E-chucks
Products/Technologies
Coatings
16%
22%
9%
Financial Highlights
$46
$70
$83
0%
5%
10%
15%
20%
25%
FY2009 FY2010 FY2011
Revenue (in $M)
Operating Margin (%)
Analyst Day 2012  |  20

Analyst Day 2012  |  21
Technology Advances Drive Demand
Technology Advances Drive Demand
Mobile apps,
3D TV
140 million active Twitter users
Predictive safety systems
OLED screens widespread
HD video
conferencing
Cloud
computing
USB flash
drives
Broadband
Streams
to HDTVs
China plans moon rover launch
3D technologies are widespread
200
megapixel
camera
Nano-
hummingbird
drone
185 billion mobile app downloads
Terabyte SD cards
3G

Analyst Day 2012 | 22 Technology Advances Drive Demand Technology Advances Drive Demand

Analyst Day 2012  |  23
Cost per gate increases at 20 nm
Technological Advancements are Now More Costly
Technological Advancements are Now More Costly
Source: International Business Strategies Inc
2012 2008 2006 2002
Wrong
Trend
Future
Cost per Million Gates ($)
90 nm 65 nm 40 nm 28 nm 20 nm 14 nm
.0636
.0521
.0362
.0267
.0275
.0278

Analyst Day 2012  |  24
A Massive Technology Shift Ahead
A Massive Technology Shift Ahead
Transistor Cost
Scaling Factor Yield Optimization Wafer Cost
EUV Litho
Contamination Control
450 mm
90%
450 mm
300 mm

Analyst Day 2012  |  25
Direct
Engagement
by Engineering
Teams
Faster New
Product
Development
Expand Applications
Excellence
Pilot Capability
at Most Sites
Customer shares
sensitive product
roadmap
information
Customer enters
problem-solving
relationship
Customer
provides feedback
on prototype
performance
Customer
views Entegris
as solutions
provider
Our Business Model:
Increasing Customer Intimacy – How It Works
Our Business Model:
Increasing Customer Intimacy – How It Works
Relevant,
Trusted,
Technology
Partner
Application and
Process
Knowledge
We Develop
Relevant Final
Solution
We Listen
We Respond
Quickly with
Prototypes

Analyst Day 2012  |  26
Strategically Augmenting Capabilities Close to Customers
Strategically Augmenting Capabilities Close to Customers
FY11 Sales by Region
North America 29% Asia 38% Europe 14% Japan 19%
R&D, manufacturing, sales and labs
close to customers around the world
Europe and Israel Asia and Japan North America
Germany
Israel
France
Singapore
Malaysia
China
Korea
Japan
California
Colorado
Minnesota
Texas
Massachusetts
Taiwan

Analyst Day 2012  |  27
Europe and Israel
Germany
Israel
France
Strategically Augmenting Capabilities Close to Customers
Strategically Augmenting Capabilities Close to Customers
Europe
COATINGS MANUFACTURING FACILITY
Lyon, France

Analyst Day 2012  |  28
Asia and Japan
Singapore
Malaysia
China
Korea
Japan
Taiwan
TAIWAN SCIENCE PARK BRANCH
Taiwan
Strategically Augmenting Capabilities Close to Customers
Strategically Augmenting Capabilities Close to Customers
Asia
PURELINE CO., LTD.
An Entegris Company
Korea

Analyst Day 2012  |  29
Strategically Augmenting Capabilities Close to Customers
Strategically Augmenting Capabilities Close to Customers
North America
North America
California
Colorado
Minnesota
Texas
Massachusetts
i2M CENTER FOR ADVANCED MATERIALS SCIENCE
Massachusetts
ADVANCED TECHNOLOGY CENTER
Colorado

Analyst Day 2012  |  30
R&D Leveraged to Key Technology Trends
R&D Leveraged to Key Technology Trends
EUV 3D
New
Materials
450 mm
Filtration
Purification
Fluid Handling
Wafer/Reticle Handling
Advanced Materials/Coatings
Entegris Technologies
Key Technology Trends
Increasing focus on JDAs and partnerships

Entegris’ Technologies Touch All Fab Critical Processes
Entegris’ Technologies Touch All Fab Critical Processes
Filtration
Fluid Handling
Wafer Handling
Purification
Advanced Materials
Diffusion
CVD
Ion Implant
Metrology
Overhead
Transport System
Wet Etch
and Clean
CMP
Dry Etch
Lithography
Analyst Day 2012  |  31

Analyst Day 2012  |  32
Leveraging Entegris Technologies into Adjacent Markets
Leveraging Entegris Technologies into Adjacent Markets
Semi
Flat
Panel
PV Solar
Data
Storage
Compound
Semi / LED
Energy
Storage
Life
Sciences
Adjacent markets moving closer in
process control and purity requirements
Leveraging current Entegris
technologies into adjacent markets
Non-Semi Semi
70%
2011 Sales by Market
70%

Analyst Day 2012 | 33 A Portfolio of Opportunities in Adjacent Markets A Portfolio of Opportunities in Adjacent Markets Comp Semi/LED PV Solar Aerospace

Analyst Day 2012  |  34
A Portfolio of Opportunities in Adjacent Markets
A Portfolio of Opportunities in Adjacent Markets
Gas purification
systems for the
MOCVD process
Entegris Solution
Process gas purity
has been shown
to increase yields
in HBLEDs
Customer Issue
Comp Semi/LED
PV Solar
Aerospace

Analyst Day 2012  |  35
A Portfolio of Opportunities in Adjacent Markets
A Portfolio of Opportunities in Adjacent Markets
Gas and liquid
filtration combined
with ultra-high
purity components
Process gas purity has
been shown to increase
yields in HBLEDs
Gas purification systems
for the MOCVD process
Entegris Solution Customer Issue
Reducing
contaminants
in process fluids
improves PV cell
efficiencies
Comp Semi/LED
PV Solar
Aerospace

Analyst Day 2012  |  36
A Portfolio of Opportunities in Adjacent Markets
A Portfolio of Opportunities in Adjacent Markets
Entegris Solution
Gas and liquid filtration
combined with ultra-high
purity components
Specialized graphite
bushings, rings and
air seals replace
existing materials
Reducing contaminants
in process fluids improves
PV cell efficiencies
Customer Issue
Process gas purity has
been shown to increase
yields in HBLEDs
High temperatures
in jet engines require
enhanced material
performance
Gas purification systems
for the MOCVD process
Comp Semi/LED
PV Solar
Aerospace

Analyst Day 2012  |  37
Positioned for Growth
Positioned for Growth
The technology changes facing our industry
over the next five years are massive
Contamination control is becoming even more
critical to the industry
We are working more closely than ever with
our customers
We are investing to fully realize both our near-term
and long-term opportunities
Adjacent markets will recover and will continue
to offer paths for growth

Todd Edlund
Vice President and General Manager, CCS Division
Todd Edlund
Vice President and General Manager, CCS Division
Delivering Higher Value at Advanced Nodes
Delivering Higher Value at Advanced Nodes

Analyst Day 2012  |  39
Contamination Control Solutions Division – Focus on Growth
Contamination Control Solutions Division – Focus on Growth
Bring greater value and additional product solutions
to growing semi processes
Wet Etch and Clean
Lithography
CMP
Apply solutions to other challenging markets
Growth Drivers
CCS is uniquely positioned to control contamination
from production of raw chemicals to point of use

Entegris’ Technologies Touch All Fab Critical Processes
Entegris’ Technologies Touch All Fab Critical Processes
Filtration
Fluid Handling
Wafer Handling
Purification
Advanced Materials
Diffusion
CVD
Ion Implant
Metrology
Overhead
Transport System
Wet Etch
and Clean
CMP
Dry Etch
Lithography
Analyst Day 2012  |  40

Three Key Process Areas for Entegris
Three Key Process Areas for Entegris
Lithography
Wet Etch
and Clean
CMP
26% CCS Revenue
28% CCS Revenue
7% CCS Revenue
Filtration
Fluid Handling
Wafer Handling
Purification
Advanced Materials
Analyst Day 2012  |  41

Analyst Day 2012  |  42
Advancing Technology Nodes Drive Our Product Demands
Advancing Technology Nodes Drive Our Product Demands
Litho
WEC
CMP
193 nm
6X nm –
4X nm
193 nm
Immersion
Double
Patterning
3X nm –
2X nm
Multiple
Patterning
193 nm/DSA
EUV/DSA
<2X nm
High
Concentration
Recirculation /
Batch
6X nm –
4X nm
Weaker
Concentration
Mixed Batch /
Single Wafer
3X nm –
2X nm
Ultra Dilute
Specialized
Cleaning
Single Wafer
<2X nm
Glass
(oxide)
Tungsten
<90 nm
Glass (oxide)
Tungsten
Cu, STI
Polysilicon
90-6X
nm
Glass
(oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
6X-4X
nm
Glass (oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
Metal Gates
4X-2X
nm
Glass
(oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
Metal Gates
High K
3D packaging
TSV
...
2X-1X
nm
Analyst Day 2012  |  42

Analyst Day 2012  |  43
Photolithography Solutions: Blanketing the Process
Photolithography Solutions: Blanketing the Process
Valves
Fittings
Pumps
POU filters
Gas filters
Chemical filters
HUGs
Reticle pods
UPW purification
systems
Scanning mirrors

Analyst Day 2012  |  44
ArF Immersion
ppt detection
CO
2
gas purification
Many contaminants
Multi-gas purification
systems
Asymmetric AMC filters
Litho Technology Driving
Gas Contamination Control Solutions
Litho Technology Driving
Gas Contamination Control Solutions
Challenges
Entegris
Solutions
EUV/others?
Vacuum environment
Component outgassing
Numerous purge gases
ppt validation
ppt purifier media
validation in vacuum
ppt outgassing particle
filters
ArF, KrF Dry
Sub ppb detection
Few contaminants
Gas purification
systems
AMC filters
6X nm –
4X nm
193 nm
3X nm –
2X nm
193 nm
Immersion
Double
Patterning
<2X nm
Multiple
Patterning
193 nm/DSA
EUV/DSA

Analyst Day 2012  |  45
Dispense and Filtration Combination:
Increasing Throughput and Yield and Decreasing Waste
Dispense and Filtration Combination:
Increasing Throughput and Yield and Decreasing Waste
Combining two-stage
filtration/dispense
and asymmetric
filters to reduce
microbridging
Leveraging RFID
smart technology
to rapidly eliminate
defect-causing
microbubbles
6X nm –
4X nm
193 nm
3X nm –
2X nm
193 nm
Immersion
Double
Patterning
<2X nm
Multiple
Patterning
193 nm/DSA
EUV/DSA

Photochemical Filtration Challenges and Solutions
Photochemical Filtration Challenges and Solutions
3 and 5 nm
UPE/Duo Filtration
50 nm UPE Symmetric
Membrane
Selective Nano
Filtration/ Purification
Impact 2 UPE Impact 8G
UPE/DUO
Impact SNFP
193 nm
193 nm
Immersion
Double
Patterning
Multiple
Patterning
193 nm/DSA
EUV/DSA
6X nm –
4X nm
3X nm –
2X nm
<2X nm
Analyst Day 2012  |  46

Analyst Day 2012 | 47 Photochemical Filtration Delivering Higher Value to Customers Photochemical Filtration Delivering Higher Value to Customers Advanced Nodes Grew >44% Older Nodes 1.5X ASP

Wet Etch and Clean Solutions: Production to Consumption Wet Etch and Clean Solutions: Production to Consumption Valves Fittings Liquid filters Flow control Containers Manifolds Analyst Day 2012 | 48

Analyst Day 2012  |  49
Dilute Chemistries/
Etch Control
Process Flexibility
In-line Mixing
Particle Generation
Higher Temperatures
Selective Etching / Precise Cleaning
Tighter Control for Resource
Reduction
Evolving Challenges for Wet Etch and Clean Applications
Evolving Challenges for Wet Etch and Clean Applications
NT6500 NT6510
Sensor Technology
NT6510 Phase II
NT4401
Sensing and Control Solutions
6X nm –
4X nm
High
Concentration
Recirculation /
Batch
3X nm –
2X nm
Weaker
Concentration
Mixed Batch /
Single Wafer
<2X nm
Ultra Dilute
Specialized
Cleaning
Single Wafer

Analyst Day 2012  |  50
Wet Etch and Clean Revenue: Sensing and Control
Wet Etch and Clean Revenue: Sensing and Control
Entegris benefits from WEC move to sophisticated flow control
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 2010 2011
Normalized Sensing and Control Revenues

Analyst Day 2012  |  51
Evolving Contamination Control Challenges for WEC Applications
Evolving Contamination Control Challenges for WEC Applications
QuickChange
ATM/ATE
Symmetric
PTFE Media
Asymmetric
PTFE Media
Asymmetric
Hollow Fiber
Torrento AT3
Protego Plus LTX
POU Nozzle Filters
Protego IPA
Protego Chemical
20-15 nm Filtration
Metal Ion Removal – DIW
50-30 nm Filtration
<10 nm Filtration
Metal Ion Removal – Chemicals
6X nm
–
4X nm
High
Concentration
Recirculation /
Batch
3X nm
–
2X nm
Weaker
Concentration
Mixed Batch /
Single Wafer
<2X nm
Ultra Dilute
Specialized
Cleaning
Single Wafer

Analyst Day 2012  |  52
WEC Filtration Value Growing with Advanced Technology
WEC Filtration Value Growing with Advanced Technology
2X ASP
<0.1 um >20 nm
0.1 um and larger
20 nm
and below
1.0
1.2
1.4
1.6
1.8
2.0
2.2
2006 2008 2010 2012 2006 2007 2008 2009 2010 2011
Normalized ASP
Advanced Filters
Advanced Solutions Impact on
Filter Revenues
Trend

Analyst Day 2012 | 53 Total CMP Solutions: Room to Grow our SAM Total CMP Solutions: Room to Grow our SAM Filters Flow control PVA brushes Valves Fittings Containers Coatings

Analyst Day 2012  |  54
Advanced production line
Ultraclean materials
High cleaning efficiency /
low defects
Particle cleaning
Organic residue cleaning
Minimize induced defect
Consistent cleaning
Longer life
Post CMP Clean Brush: Establishing New SAM
Post CMP Clean Brush: Establishing New SAM
Glass (oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
6X-4X nm
Glass (oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
Metal Gates
4X-2X nm
Glass
(oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
Metal Gates
High K
3D packaging
TSV
...
2X-1X
nm
Analyst Day 2012  |  54

Analyst Day 2012  |  55
CMP Pad Conditioner: Combining Capabilities to Expand our SAM
CMP Pad Conditioner: Combining Capabilities to Expand our SAM
Diamond film grown on substrate
Eliminates contamination and
diamond loss issues
2-3x longer lifetime than
diamond grit
Easily tunable for each
process, slurry and pad
Yield:  Metal contamination
Scrap:  Diamond loss
COO:  Short lifetime
Inside 2000°C CVD Reactor
New Technology:
CVD Diamond Film
Diamond Grit Conditioner
Optimized Conditioners
for Each Process
Hitting the Wall
6X-4X nm
Glass (oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
4X-2X nm
Glass (oxide)
Tungsten
Cu, STI
Polyilicon
Cu LK
Cap LK
Metal Gates
2X-1X
nm
Glass
(oxide)
Tungsten
Cu, STI
Polysilicon
Cu LK
Cap LK
Metal Gates
High K
3D packaging
TSV
...

Analyst Day 2012  |  56
Entegris R&D Infrastructure Serves Our Diverse Solution Set
Entegris R&D Infrastructure Serves Our Diverse Solution Set
IMEC, IBM, several universities and customer joint developments address emerging needs and work on yield and efficiency improvements
Partnerships

Analyst Day 2012  |  57
The New i2M Center for Advanced Materials Science
The New i2M Center for Advanced Materials Science
Bedford, MA
$55M to $60M investment
100 employees
Purpose-built for coming generation
of nano level capabilities
Advanced membrane/separation media
manufacturing and R&D – liquid and gas applications
Advanced specialty coating manufacturing and R&D
New synergistic products
Commitment to investing in critical capabilities
around clean materials and leading-edge
contamination control solutions

Analyst Day 2012  |  58
Advancing Customer Demands Play to Our Strengths
Advancing Customer Demands Play to Our Strengths
Challenging contamination control demands at advanced
nodes are driving up the value of what we do
Entegris is already delivering solutions that are being
quickly adopted for use in key semiconductor processes
We’re uniquely positioned to deliver comprehensive
solutions from material production to consumption
Applicable to new market space
We will make appropriate investments to support the
customers that are setting the pace for the industry

Greg Morris
Vice President and General Manager, Global Field Operations
Greg Morris
Vice President and General Manager, Global Field Operations
Why We Are Winning in the Market
Why We Are Winning in the Market

Analyst Day 2012  |  60
Across the Semiconductor Ecosystem
Across the Semiconductor Ecosystem
Device Makers
OEMs
Materials Suppliers
Foundries
Logic
Memory
OEM
Tool Co’s
Wafer
Growers
Chemical
Co’s
R&D
Consortia
Eng.
Contractors
Materials Suppliers
18%
Device
Makers
53%
OEMs
26%
Semiconductor-related sales
by key customer type
Other
3%
Note: Data reflects sales for FY2011

Analyst Day 2012  |  61
Only a Handful of Companies
Can Afford to Drive Industry Technology Roadmap
Only a Handful of Companies
Can Afford to Drive Industry Technology Roadmap
Source: Gartner, March 2012
Fewer fabs can afford cost of next generation
Top three IDMs (Samsung, Intel and TSMC) control half
of total industry spending in 2012
Top ten control approximately 60% of global capacity
More logic IDMs go fabless
More tech partners and joint ventures
Device makers are managing their technology
roadmaps and supply chains more globally

Our Changing Market Dynamics – Consolidation of OEMs
Our Changing Market Dynamics – Consolidation of OEMs
Source: Gartner, March 2012 and April 2007
Market Share of Top 2
Lithography Tool OEMs
Market Share of Top 2
Etch/CMP Tool OEMs
Market Share of Top 2
RTP/Diffusion Tool OEMs
Market Share of Top 2
Ion Implant Tool OEMs
Analyst Day 2012  |  62

Analyst Day 2012  |  63
Focusing Our Resources
On the Most Strategic and Critical Customers
Focusing Our Resources
On the Most Strategic and Critical Customers
Unclear commitment
to ITRS
Regional powerhouses
“Opportunity enablers”
Tier 2   Tier 1
General Sales
Force
Companies committed
to ITRS
Financially strong
Market leaders
Global and complex
Increasingly demanding
Strategic and Critical
Dedicated Sales
Account Teams
Technology
follower
Migrating to fabless
Weaker financial
position
Local
Tier 3
Sales Channel
Partner

Entegris is Leveraged Throughout the Fab Life Cycle
Entegris is Leveraged Throughout the Fab Life Cycle
Our solutions have a critical role in volume ramp and fab upgrades
Entegris Sales Opportunity by Product
Advanced Materials
and Coatings
Purification
Filtration
Fluid Handling
Wafer Handling:
Shippers
Wafer Handling:
FOUP
Fab Life Cycle (Time)
Analyst Day 2012  |  64

Analyst Day 2012  |  65
Our Business Model:
Increasing Customer Intimacy to Increase Share
Our Business Model:
Increasing Customer Intimacy to Increase Share
Pilot Capability
at Most Sites
Customer
provides feedback
on prototype
performance
We Respond
Quickly with
Prototypes
Customer enters
problem-solving
relationship
Engagement
by Engineering
Direct
Teams
Relevant,
Trusted,
Technology
Partner
Expand Applications
Excellence
Product
Faster New
Development
Relevant Final
Solution
We Develop
We Listen
Customer shares
sensitive product
roadmap
information
Process
Knowledge
Application and
Customer
views Entegris
as solutions
provider

Analyst Day 2012  |  66
Global Footprint and Breadth of Technology
Provide Unique Competitive Position
Global Footprint and Breadth of Technology
Provide Unique Competitive Position
Infrastructure/Footprint
Global Regional
SAES
GEMU
Miraial
Pall
Parker
SEP

Cross contamination,
moisture control and particle
reduction at 32 nm created
new technical requirements
We demonstrated our
understanding of problem
with our ongoing work with
OEMs, consortia and
technology leaders
Our investments through the
last cycle yielded the right
technology at the right time
Advanced FOUPs at fab customer
Market Share Wins: The Right Technology at the Right Time
Market Share Wins: The Right Technology at the Right Time
Device
Makers
Analyst Day 2012  |  67

Leading fabs consulted with
Entegris regarding yield issues
occurring during ramp of 32 nm
and 28 nm processes
We quickly delivered our
Torrento® filter for wet etch
and clean processes
Torrento uses Entegris’
membrane and surface
modification expertise to
provide the most advanced
product on the market for
this application
Advanced wet etch and clean filtration for fab customers
Market Share Wins: Offering the Most Pure Solutions
Market Share Wins: Offering the Most Pure Solutions
Device
Makers
Analyst Day 2012  |  68

Analyst Day 2012  |  69
Advanced ion implant processes
require chamber components
and materials that can withstand
high temperature and corrosion
We used our proprietary
coatings technology to develop
the market-leading cleaning and
coating solution for e-chucks
Our deep understanding of
the OEMs’ required technology
enabled us to gain share in
other advanced materials
product areas
Advanced coatings at OEM customer
Market Share Wins:
Understanding Customer Needs Enables Share Gains in Other Areas
Market Share Wins:
Understanding Customer Needs Enables Share Gains in Other Areas
OEMs

Analyst Day 2012  |  70
Higher levels of purity of all
chemicals is required for 2X
technology nodes
Chemical suppliers require
that new container solutions
also seamlessly fit with existing
fab connections
Entegris offers the most pure
container solutions
By meeting all country-specific
transportation standards prior
to product launch, Entegris’
solutions speed user deployment
New container solutions for materials customers
Market Share Wins: Offering the Most Pure Solutions
Market Share Wins: Offering the Most Pure Solutions
Materials
Suppliers

Analyst Day 2012  |  71
In Summary
In Summary
Customer consolidation in our markets is providing
opportunities to leverage technology and product
breadth and global footprint
We’ve aligned our field operations to focus on the
most impactful customers
We’re winning in the market by increasing our intimacy
with key customers

Greg Graves Executive Vice President and CFO Greg Graves Executive Vice President and CFO What This Means for Investors What This Means for Investors

Analyst Day 2012  |  73
Record sales of $749M in 2011
Grew faster than our markets and our peers
Record operating profit
Achieved target model
Record cash flow from operations
The 2011 Scorecard: Building on Another Great Year
The 2011 Scorecard: Building on Another Great Year
Cash balance exceeding $265 million
Zero debt
Strengthened
Financial Position
Superior
Profitability
Superior Growth

Analyst Day 2012  |  74
Strong Relative Revenue Growth
Strong Relative Revenue Growth
2011 revenue growth vs. peers
*Comparable weighted average growth rate based on 65% unit-driven and 35% capital-driven
Capital-Driven Peers Unit-Driven Peers
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
Entegris Comp Avg* Company A Company B Company C Company D

Analyst Day 2012  |  75
Strong Relative Profitability
Strong Relative Profitability
2011 operating margin (EBITA) vs. peers
Capital-Driven Peers Unit-Driven Peers
5%
10%
15%
20%
Entegris Company A Company B Company C Company D

Analyst Day 2012 | 76 Best-in-Class Return on Invested Capital Best-in-Class Return on Invested Capital 2011 ROIC vs. peers Capital-Driven Peers Unit-Driven Peers

Analyst Day 2012  |  77
Q1-12 Revenue Growth vs. Peers
Strong Performance Continues in 2012
Strong Performance Continues in 2012
*Comparable weighted average growth rate based on 65% unit-driven and 35% capital-driven
Capital-Driven
Peers
Unit-Driven
Peers
Q1-12 Operating Margin (EBITA) vs. Peers
Capital-Driven
Peers
Unit-Driven
Peers
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
Entegris Comp
Avg*
Comp A Comp B Comp C Comp D
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Entegris Comp A Comp B Comp C Comp D

Analyst Day 2012  |  78
Achieved Target Model Every Quarter Since Introduction
Achieved Target Model Every Quarter Since Introduction
Percent Sales
0%
5%
10%
15%
20%
25%
Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12
Target Operating Model % Actual Operating Margin (EBITA)

Analyst Day 2012  |  79
Well Positioned to Continue to Perform:
Division Portfolio
Well Positioned to Continue to Perform:
Division Portfolio
CCS
High growth driven by
increasing contamination
control requirements
23% - 28%
High investment to sustain
superior growth and margins
High-Profit Growth Engine
ME
Mature market gains at larger
diameters; offset by declines
in 200 mm and below
14% - 19%
Minimal investment beyond
450 mm and EUV Pods
High Cash Flow
SMD
Growth in adjacent markets
and geographic expansion
15% - 20%
Modest investment to expand
materials capabilities and
reach beyond North America
Diversified Growth
Growth Profile
Operating Margin
at Mid-cycle
Portfolio Position
Investment
2008 2011 2008 2011 2008 2011
CAGR: 13.5% CAGR: -1.5% CAGR: 3.9%
$484
$331
$74
$83
$182
$191

Analyst Day 2012  |  80
Well Positioned to Continue to Perform:
Largely Unit-Driven Business Provides a Stable, Growing Base
Well Positioned to Continue to Perform:
Largely Unit-Driven Business Provides a Stable, Growing Base
Source: Gartner March 2012
Entegris Quarterly Revenue Contribution
($M)
Capex-Driven Sales
Unit-Driven Sales
2007 2008 2009 2010 2011 2012
Revenue per MSI has
increased over time
Approximately two thirds
of Entegris revenue is
driven by wafer starts
Entegris Unit-Driven Revenue per MSI
2007 2008 2009 2010 2011 2012
Average Range: $4-5
$0
$1
$2
$3
$4
$5
$6
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
0
50
100
150
$200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Well Positioned to Continue to Perform:
Customer and Product Diversification Contribute to Stability
Well Positioned to Continue to Perform:
Customer and Product Diversification Contribute to Stability
Our largest customers are typically
only 5% to 7% of total revenue
Our top ten customers are less
than 30% of revenue
Our largest product lines are typically
only 5% to 7% of total revenue
Our top ten product lines are less
than 40% of revenue
Analyst Day 2012  |  81

Analyst Day 2012  |  82
Investing to Insure Future Growth
Investing to Insure Future Growth
Enhancement of 300 mm wafer shipping
and process products
Market-leading 450 mm solutions
Advanced filtration for Wet Etch and Clean
i2M Center for Advanced Materials Science
to support next-generation development
of membranes and coatings
Sales organization focused on critical customers
Labs and specialized manufacturing sites close
to key customers
450
300
Leveraged
Infrastructure
Enhanced
Capabilities
New
Technologies
Analyst Day 2012  |  82

Analyst Day 2012  |  83
Updated Target Earnings Model at Various Revenue Levels
Updated Target Earnings Model at Various Revenue Levels
1
Q1-08, Q1-11 and Q1-12 results are on a non-GAAP basis.
2
Represents range of adjusted operating margin based on respective quarterly revenue levels.
3
Adjusted operating margin defined as GAAP operating income plus amortization, restructuring costs, impairment of goodwill, and fair value mark-up of inventory.
4
Q1-08 shares outstanding equal 116 million. Q1-11 shares outstanding equal 135 million.
Q1-12 and all other scenarios shares outstanding equal 138 million.
Q1-08
1
Q1-11
1
Q1-12
1
Quarterly Revenue Level
Revenue ($M) $148 $203 $175 $170 $190 $220
Adjusted Operating
Margin
3
9.4% 19.7% 16.7% 13% - 15% 16% - 18% 20%+
Earnings Per Share
4
$0.10 $0.23 $0.14 $0.11 - $0.13 $0.15 - $0.17 $0.22+
Goal of $1 EPS at $1 billion run rate remains intact
Increased investment levels will be staged over the next several quarters
Operating margins are attractive and remain above most comparable companies
Increased spending at lower revenue levels allows for continued
investment through the cycle
2

Analyst Day 2012  |  84
Strong Cash Flow Across the Cycle
Strong Cash Flow Across the Cycle
Generated $127 million of
free cash flow in 2011
Cumulative free cash flow of
$387 million since 2007
During the worst downturn
in the industry’s history,
free cash flow was only
$9 million negative
2011 EBITDA of $163 million
Cumulative Free Cash Flow
(in $M)
Free Cash Flow
Capability¹
Actual Free
Cash Flow
1
Free cash flow capability assumes no M&A activity or change in capital structure
Estimated
$0
$100
$200
$300
$400
$500
$600
$700

Analyst Day 2012  |  85
Balance Sheet Continues to Strengthen
Balance Sheet Continues to Strengthen
$ and share data in millions
1
Total debt equals long-term debt, current maturities of long-term debt, and short-term borrowings
March 31, 2012 Dec. 31, 2011 Dec. 31, 2010 Dec. 31, 2009
Cash $267 $274 $134 $69
Total Assets $736 $725 $601 $505
Total Debt
1
$0 $0 $0 $72
Shareholders’ Equity $628 $608 $464 $350
Common Shares Outstanding 137 136 133 130
At December 2011, Entegris had debt-free
balance sheet and $2 in cash per share

Analyst Day 2012  |  86
In Summary
In Summary
Our results in the past two years demonstrate our ability to out-grow the market and deliver superior profitability and
excellent cash flow
Our core technologies are critical in solving the industry’s most difficult contamination issues
We are expanding the breadth of our technology through
sustained and focused investment
The changes to our target model will provide the flexibility to strategically invest through the semiconductor cycle
We are committed to continued growth and achieving
superior profitability